HIGH INCOME

                             ---------------------

                             Opportunity Fund Inc.

                               [GRAPHIC OMITTED]

                                                              Semi-Annual Report
                                                              March 31, 2003

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

High Income
Opportunity Fund Inc.

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President
and Chief
Executive Officer

Dear Shareholder,

As you know, the high-yield bond market has been confronted with its share of challenges in recent years, including concerns about the economy, integrity of corporate financial statements and the war, to name a few. Last year, a general investor flight to safety helped give investment-grade bonds the upper hand. In recent months, however, high-yield bonds have begun to show signs of life. In fact, they were among the best-performing asset classes in the first quarter.

In contrast to investment-grade bonds, the performance of high-yield securities is more closely linked to the health of the economy and corporate balance sheets than to interest rates. Therefore, these bonds tend to move more in line with the stock market than with the high-grade bond market. While we feel that we are not out of the woods yet, the Fund's portfolio managers point out in the accompanying letter that the rate of defaults on corporate bond interest payments has dropped, suggesting the strength of the economy and corporate credits may be improving. Furthermore, the high-yield bond market, like most securities markets, reacts more to anticipated market conditions than to the current climate. Market observers anticipate the economy may improve during the next 12 to 18 months, which could enhance the overall corporate credit picture.

Since prices of bonds move opposite to their yields, the heavy selling pressure in the high-yield market during the first half of last year through July drove bond yields to loftier levels than higher-rated issues. Especially in this environment of four-decade-low money market yields, higher-yielding bonds seem even more appealing. Remember, however, that high-yield bonds carry more credit risk than investment-grade issues.

In our opinion, this is all the more reason why investing in high-yield bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers can provide the diversification and thorough credit analysis that is so important in managing risk. In the following pages, your fund manager will explain the specific steps being taken to manage the Fund in this very dynamic climate.


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High Income Opportunity Fund Inc.                                              1

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk. If a higher stream of income is part of that equation and reasonably higher risk, high-yield bonds remain an excellent choice.

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and Chief Executive Officer

April 14, 2003


--------------------------------------------------------------------------------
2                                        2003 Semi-Annual Report to Shareholders

================================================================================
                               MANAGER OVERVIEW
================================================================================

Performance Review

During the six months ended March 31, 2003, the High Income Opportunity Fund Inc. ("Fund") distributed income dividends to shareholders totaling $0.34 per share. The table below shows the annualized distribution yield and six-month total return based on the Fund's March 31, 2003 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.(i) Past performance is not indicative of future results.

Based on NAV, the Fund performed below its Lipper peer group of high current yield closed-end funds, which returned 14.60% for the same period.(ii)

                                                              Total Return
           Price                    Annualized                   for the
         Per Share            Distribution Yield(iii)     Six-Month Period(iii)
        ------------          -----------------------     ---------------------
        $6.56 (NAV)                   10.43%                      13.51%
        $6.95 (NYSE)                   9.84%                      22.26%

High-Yield Market Rebound

The period started in October on a slightly weaker note as the high-yield bond market was challenged by concerns about mounting tensions in Iraq, warnings about lower corporate earnings and investors' reaction to economic data and other signals that raised doubts about the strength of the economy. By the end of October, high-yield bond yields, which move opposite to prices, increased to 13.30% as a result of the sell-off in the market. However, the market rebounded in the final quarter of 2002.

One of the factors that supported the market was the declining default rate of corporate bonds (i.e., the number of companies failing to make timely interest payments to bondholders). In addition, reports of fraudulent corporate accounting practices that made front-page headlines during the spring, which created a dimmer environment for the high-yield market at that time. Furthermore, the requirement by the Securities and Exchange Commission last summer that principal executive officers and company directors certify the accuracy of their companies' financial statements, we feel, restored some investor confidence in the integrity of corporate financial reporting practices.

When the economy is weak, the Federal Reserve ("Fed")(iv) may consider lowering its interest rate targets to help stimulate economic activity. The rationale is that if rates trend downward, consumers and corporations can borrow more cheaply and may be inclined to spend more, pumping money into the economy. Furthermore, if yields drop, companies can also borrow more cheaply by issuing bonds at lower rates. When the Fed is expected to lower its rate targets,


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3
bond prices often advance under the assumption that in a lower rate environment, new bonds would be issued at lower rates making the older, higher-yielding bonds more valuable. (Conversely, bond prices tend to drop when rates rise.)

Following an economic report released in October that reflected a weak labor market, the Fed reduced its target for the federal funds rate(v) by half a percentage point to a four-decade low of 1.25%. The most significant headway in the high-yield market occurred after this time amid considerably stronger inflows of cash during the period relative to the prior six months. Furthermore, perceptions that the economy was improving, coupled with favorable yields available in the market and further declines in the default rate, supported interest in the high-yield bond market.

During the first quarter of 2003, the high-yield market continued to rally as investors, seeking to put money on the sidelines to work, bid up prices of bonds. Despite more pronounced concerns about war with Iraq, the trend of declining default rates continued to generate more investor confidence in the strength of high-yield bonds.

Analysis of Fund Performance

In terms of its performance, the Fund benefited from its overweighted exposure to bonds from issuers in the wireless telecommunications, technology and tower industries and through its underweighted exposure to the airline and metals/ mining industries relative to the Citigroup High-Yield Market Index,(vi) which returned 17.96% for the period (marginally higher than the Fund's NAV performance but below the Fund's market performance). However, the Fund underperformed the Citigroup High-Yield Market Index due in part to its relative underweighted exposure to the utilities, wireline telecommunications and energy industries.

Over the past year, the Fund increased its exposure to the beleaguered investment-grade corporate bond sector, particularly the issues of large-cap companies. After the crisis of confidence in Corporate America sparked by reports of scandalous financial improprieties and the fall-out at Enron Corp. and WorldCom Inc., the issues of even solid, blue-chip companies came under heavy scrutiny and were oversold. We used this opportunity to increase holdings in corporate issues of what we considered to be solid companies. The Fund and high-yield market benefited as the crisis in confidence subsided and high-grade corporate issues rebounded.


--------------------------------------------------------------------------------
4                                        2003 Semi-Annual Report to Shareholders

As of the period's close, the Fund maintained significant exposure to the cable sector. During the past year, we increased the Fund's exposure to cable issues that we perceived were oversold following the reported problems at Adelphia Communications, which negatively impacted the sector. The Fund also maintained heavier exposure to telecommunication issues for similar reasons, as that sector likewise came under selling pressure following the WorldCom situation. Furthermore, the Fund also held a significant position in the energy sector as of the period's close as we believed it would not fluctuate as much as many other sectors.

Our Outlook and Approach

We believe that the high-yield market offers potential long-term values based upon yields at the end of March of 10.51% (although yields and prices will fluctuate). We feel that current market valuations discount many of the negative news that transpired during 2002, and that many of these concerns as we previously referenced are likely to abate to a large extent over this coming year.

Many market observers anticipate the U.S. economy may improve during the next 12 to 18 months, which should prove favorable for corporate earnings and help reduce the rate of defaults on interest payments. Furthermore, the worst news with regard to corporate accounting scandals is likely over. As these concerns ease and once equity markets stabilize, we believe the high-yield bond market should benefit relative to 2002.

Looking for Additional Information?

The High Income Opportunity Fund Inc. is traded under the symbol "HIO". Daily closing prices are available online under symbol XHIOX and in most newspapers under the New York Stock Exchange listings. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that provide weekly net asset value per share information. In addition, the Fund issues a quarterly allocation press release that can be found on most major financial web sites.


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High Income Opportunity Fund Inc.                                              5

Thank you for your investment in the High Income Opportunity Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Peter J. Wilby                          /s/ Beth A. Semmel


Peter J. Wilby, CFA                         Beth A. Semmel, CFA
Vice President and                          Vice President and
Investment Officer                          Investment Officer

April 14, 2003

The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 8 through 23 for a list and percentage breakdown of the Fund's holdings.

----------
(i) NAV is the price that reflects the market value of the Fund's underlying portfolio. However, the price at which an investor may buy or sell shares is the Fund's market price as determined by supply of and demand for the Fund's common shares.
(ii) Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the six-month period ended March 31, 2003, calculated among five funds in the high current yield (closed-end) fund category with reinvestment of dividends and capital gains excluding sales charges.
(iii) Total returns are based on changes in NAV or the market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution yield is the Fund's current monthly income dividend rate, annualized and then divided by the NAV or the market price noted in this report. The annualized distribution yield assumes a current monthly income dividend rate of $0.0570 for 12 months. This rate is as of March 31, 2003 and is subject to change.
(iv) The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.
(v) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(vi) The Citigroup High-Yield Market Index is an unmanaged broad-based index of high-yield securities. Please note that an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
6                                        2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 35. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.

--------------------------------------------------------------------------------


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High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                               March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
CORPORATE BONDS AND NOTES -- 99.1%
Aerospace -- 0.7%
       175,000       B-     Argo-Tech Corp., Guaranteed Sr. Sub. Notes,
                               8.625% due 10/1/07                                             $    145,250
     1,600,000       B3*    Dunlop Standard Aerospace Holdings, Sr. Notes,
                               11.875% due 5/15/09                                               1,600,000
     1,735,000       CCC+   Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09                     1,578,850
----------------------------------------------------------------------------------------------------------
                                                                                                 3,324,100
----------------------------------------------------------------------------------------------------------
Airlines -- 1.0%
     1,745,000       C*     Air Canada, Sr. Notes, 10.250% due 3/15/11 (b)                         427,525
     9,956,016       CCC    Airplanes Pass-Through Trust, Corporate Asset-Backed
                               Securities, Series D, 10.875% due 3/15/12                           298,680
                            Continental Airlines, Inc. Pass-Through Certificates:
       640,477       BB        Series 00-2, 8.312% due 4/2/11                                      257,941
     1,555,000       Ba2*      Series 99-2, 7.434% due 9/15/04                                     781,583
     2,380,000       B+        Series D, 7.568% due 12/1/06                                      1,011,462
                            United Air Lines Pass-Through Certificates:
       962,969       B-        Series 00-1, 8.030% due 7/1/11                                      195,362
     2,268,135       B         Series 00-2, 7.811% due 10/1/09 (b)                                 567,499
                               Series 01-1:
     1,045,000       B-           6.831% due 9/1/08                                                273,749
       460,000       Ba1*         6.932% due 9/1/11                                                138,367
       922,589       BBB+   US Airways Pass-Through Trust, Series 99-1,
                               8.360% due 1/20/19 (c)                                              735,116
----------------------------------------------------------------------------------------------------------
                                                                                                 4,687,284
----------------------------------------------------------------------------------------------------------
Auto Manufacturing/Vehicle Parts -- 2.8%
       695,000       BB     Arvin Capital I, Guaranteed Capital Securities,
                               9.500% due 2/1/27                                                   680,228
                            Dana Corp.:
     1,925,000       BB        Notes, 6.500% due 3/1/09                                          1,732,500
       875,000       BB        Sr. Notes, 10.125% due 3/15/10                                      899,062
       405,000       B-     Eagle Picher Industries, Inc., Guaranteed Sr. Sub. Notes,
                               9.375% due 3/1/08                                                   332,100
       880,000       CCC+   Foamex L.P., Guaranteed Sr. Sub. Notes,
                               9.875% due 6/15/07                                                  193,600
     5,550,000       Baa1*  Ford Motor Co., Notes, 7.450% due 7/16/31                            4,258,310
     1,325,000       A3*    Ford Motor Credit Co., Notes, 7.250% due 10/25/11                    1,217,884
     1,275,000       A2*    General Motors Acceptance Corp., Notes,
                               6.875% due 8/28/12                                                1,260,174
       175,000       CCC    LDM Technologies Inc., Guaranteed Sr. Sub. Notes,
                               Series B, 10.750% due 1/15/07                                       154,875
     1,035,000       BB-    Navistar International, Guaranteed Sr. Notes, Series B,
                               9.375% due 6/1/06                                                 1,050,525

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Auto Manufacturing/Vehicle Parts -- 2.8% (continued)
       625,000       B-     Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12 (d)           $    667,188
       425,000       B+     TRW Automotive, Sr. Sub. Notes,
                               11.000% due 2/15/13 (d)                                             426,063
----------------------------------------------------------------------------------------------------------
                                                                                                12,872,509
----------------------------------------------------------------------------------------------------------
Building Products -- 2.0%
       435,000       B      Associated Materials Inc., Guaranteed Sr. Sub. Notes,
                               9.750% due 4/15/12                                                  467,625
     1,745,000       B-     Atrium Cos. Inc., Guaranteed Sr. Sub. Notes, Series B,
                               10.500% due 5/1/09                                                1,819,162
     3,290,000       B+     Louisiana Pacific Corp., Sr. Sub. Notes,
                               10.875% due 11/15/08                                              3,635,450
                            Nortek Inc., Series B:
       975,000       B+        Sr. Notes, 9.125% due 9/1/07                                      1,011,563
     2,185,000       B-        Sr. Sub. Notes, 9.875% due 6/15/11                                2,283,325
----------------------------------------------------------------------------------------------------------
                                                                                                 9,217,125
----------------------------------------------------------------------------------------------------------
Cable and Media -- 11.1%
     2,710,000       NR     Adelphia Communications Corp., Sr. Discount Notes,
                               Series B, zero coupon due 1/15/08 (b)                               609,750
     2,575,000       BBB+   AOL Time Warner Inc., 6.625% due 5/15/29                             2,427,991
                            Charter Communications Holdings LLC:
                               Sr. Discount Notes:
    10,855,000       Ca*          Step bond to yield 12.087% due 1/15/10                         3,907,800
     2,735,000       Ca*          Step bond to yield 11.668% due 1/15/11                           834,175
     3,880,000       Ca*          Step bond to yield 17.391% due 5/15/11                         1,202,800
     2,600,000       Ca*       Sr. Notes, 10.750% due 10/1/09                                    1,215,500
                            CSC Holdings Inc.:
     2,425,000       BB-       Debentures, 7.625% due 7/15/18                                    2,358,312
                               Sr. Notes:
     1,025,000       BB-          7.875% due 12/15/07                                            1,040,375
                                  Series B:
     1,200,000       BB-            8.125% due 7/15/09                                           1,233,000
       700,000       BB-            7.625% due 4/1/11                                              705,250
                               Sr. Sub. Debentures:
     3,955,000       B+           10.500% due 5/15/16                                            4,340,613
       975,000       B+           9.875% due 4/1/23                                              1,009,125
     2,375,000       B1*    DIRECTV Holdings/Finance, Sr. Notes,
                               8.375% due 3/15/13 (d)                                            2,630,312
                            EchoStar Broadband Corp., Sr. Notes:
     3,495,000       BB-       10.375% due 10/1/07                                               3,861,975
     3,045,000       BB-       9.125% due 1/15/09                                                3,341,887
     2,830,000       BB-       9.375% due 2/1/09                                                 3,028,100
     3,602,000       B-     Emmis Escrow Co., Sr. Discount Notes,
                               step bond to yield 12.307% due 3/15/11                            3,097,720

                       See Notes to Financial Statements.


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High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Cable and Media -- 11.1% (continued)
     2,630,000       B-     Insight Communications Co., Inc., Sr. Discount Notes,
                               step bond to yield 13.766% due 2/15/11                         $  1,880,450
     2,500,000       B+     Mediacom Broadband LLC, Guaranteed Sr. Notes,
                               11.000% due 7/15/13                                               2,806,250
        75,000       B+     Mediacom Capital Corp., Sr. Notes, 9.500% due 1/15/13                   78,000
       375,000       B-     Nextmedia Operating Inc., Guaranteed Sr. Sub. Notes,
                               10.750% due 7/1/11                                                  409,688
                            Paxson Communications Corp., Guaranteed:
       665,000       B-        10.750% due 7/15/08                                                 724,850
     1,370,000       B-        Step bond to yield 12.309% due 1/15/09                            1,102,850
                            Pegasus Communications Corp.:
       870,000       C*        Sr. Discount Notes, step bond to yield
                                  19.102% due 3/1/07                                               500,250
                               Sr. Notes, Series B:
       175,000       Ca*          9.625% due 10/15/05                                              133,875
       710,000       Ca*          9.750% due 12/1/06                                               543,150
     1,235,000       B2*    Radio One, Inc., Guaranteed Sr. Sub. Notes, Series B,
                               8.875% due 7/1/11                                                 1,349,238
     4,500,000       BB-    Rogers Cablesystems, Ltd., Guaranteed Sr. Sub. Notes,
                               11.000% due 12/1/15                                               4,770,000
       850,000       B-     Spanish Broadcasting Systems Inc., Guaranteed
                               Sr. Sub. Notes, 9.625% due 11/1/09                                  884,000
----------------------------------------------------------------------------------------------------------
                                                                                                52,027,286
----------------------------------------------------------------------------------------------------------
Chemicals -- 4.3%
     1,020,000       B+     Airgas Inc., Guaranteed Sr. Sub. Notes,
                               9.125% due 10/1/11                                                1,129,650
     1,720,000       B-     Avecia Group PLC, Guaranteed Sr. Notes,
                               11.000% due 7/1/09                                                1,470,600
       700,000       BB+    FMC Corp., Medium-Term Notes, 6.750% due 5/5/05                        675,904
                            Huntsman ICI Holdings LLC:
       870,000       B         Guaranteed Sr. Notes, 9.875% due 3/1/09                             930,900
    16,035,000       B-        Sr. Discount Notes, zero coupon bond to yield
                                  13.091% due 12/31/09                                           4,088,925
     1,750,000       BB     IMC Global Inc., Guaranteed Sr. Notes, Series B,
                               11.250% due 6/1/11                                                1,907,500
                            ISP Holdings, Inc., Series B:
     1,750,000       BB-       Guaranteed Sr. Sub. Notes, 10.250% due 7/1/11                     1,894,375
     1,715,000       B+        Secured Notes, 10.625% due 12/15/09                               1,689,275
     1,745,000       BB     Lyondell Chemical Co., Secured Notes,
                               11.125% due 7/15/12                                               1,806,075
       700,000       BBB-   Methanex Corp., Sr. Notes, 8.750% due 8/15/12                          761,250
       655,000       B-     OM Group Inc., Guaranteed Sr. Sub. Notes,
                               9.250% due 12/15/11                                                 514,175
       170,000       BB-    Terra Capital Inc., Guaranteed Sr. Secured Notes,
                               12.875% due 10/15/08                                                181,050

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Chemicals -- 4.3% (continued)
     2,395,000       B      Terra Industries, Sr. Notes, Series B,
                               10.500% due 6/15/05                                            $  2,047,725
     1,920,000       CCC+   Texas Petrochemical Corp., Sr. Sub. Notes,
                               11.125% due 7/1/06                                                1,123,200
----------------------------------------------------------------------------------------------------------
                                                                                                20,220,604
----------------------------------------------------------------------------------------------------------
Conglomerate/Diversified Manufacturer -- 0.4%
     2,680,000       CCC+   Park-Ohio Industries Inc., Sr. Sub. Notes,
                               9.250% due 12/1/07                                                1,969,800
----------------------------------------------------------------------------------------------------------
Consumer Products/Tobacco -- 3.5%
     2,100,000       B+     AKI, Inc., Sr. Notes, 10.500% due 7/1/08                             2,089,500
       175,000       B-     Doane Pet Care Co., Sr. Sub. Notes, 9.750% due 5/15/07                 158,375
       550,000       B-     Home Interiors & Gifts Inc., Guaranteed Sr. Sub. Notes,
                               10.125% due 6/1/08                                                  538,312
     2,200,000       B-     Icon Health & Fitness Inc., Guaranteed Sr. Sub. Notes,
                               11.250% due 4/1/12                                                2,277,000
       897,000       Aa2*   Pennzoil-Quaker State, Co., Guaranteed Sr. Notes,
                               10.000% due 11/1/08                                               1,103,649
     1,400,000       CCC    Remington Product Co. LLC, Sr. Sub. Notes, Series D,
                               11.000% due 5/15/06                                               1,379,000
     1,410,000       CCC+   Revlon Consumer Products Corp., Guaranteed
                               Sr. Secured Notes, 12.000% due 12/1/05                            1,297,200
                            Salton Inc.:
       185,000       B         Guaranteed Sr. Discount Notes, 10.750% due 12/15/05                 185,462
     1,450,000       B         Sr. Sub. Notes, 12.250% due 4/15/08                               1,464,500
                            Sealy Mattress Co., Series B:
     2,390,000       B-        Guaranteed Sr. Discount Notes, step bond to yield
                                  9.460% due 12/15/07                                            2,512,488
     1,025,000       B-        Sr. Sub. Notes, 9.875% due 12/15/07                               1,060,875
     1,395,000       BB-    Sola International Inc., Notes, 6.875% due 3/15/08                   1,264,890
     1,075,000       BB+    Standard Commercial Tobacco Co. Inc., Guaranteed
                               Sr. Notes, 8.875% due 8/1/05                                      1,105,906
----------------------------------------------------------------------------------------------------------
                                                                                                16,437,157
----------------------------------------------------------------------------------------------------------
Containers -- 2.5%
     1,950,000       B+     Anchor Glass Container Corp., Secured Notes,
                               11.000% due 2/15/13 (d)                                           2,028,000
     3,420,000       BB     Owens-Brockway Glass Container, Inc., Guaranteed
                               Sr. Secured Notes, 8.875% due 2/15/09                             3,548,250
       700,000       B+     Owens-Illinois Inc., Sr. Notes, 7.150% due 5/15/05                     696,500
     1,625,000       B+     Plastipak Holdings Inc., Guaranteed Sr. Notes,
                               10.750% due 9/1/11                                                1,690,000
       245,000       B-     Pliant Corp., Guaranteed Sr. Sub. Notes,
                               13.000% due 6/1/10                                                  224,175
       725,000       B      Radnor Holdings Inc., Sr. Notes,
                               11.000% due 3/15/10 (d)                                             706,875

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Containers -- 2.5% (continued)
     1,550,000       BBB    Sealed Air Corp., Notes, 6.950% due 5/15/09 (d)                   $  1,637,614
     1,385,000       B-     Tekni-Plex Inc., Guaranteed Sr. Sub. Notes, Series B,
                               12.750% due 6/15/10                                               1,267,275
----------------------------------------------------------------------------------------------------------
                                                                                                11,798,689
----------------------------------------------------------------------------------------------------------
Electronics/Info/Data Tech -- 5.0%
     1,980,000       B3*    Amkor Technologies Inc., 5.000% due 3/15/07                          1,378,575
     1,885,000       BBB-   Arrow Electronic Inc., Debentures, 6.875% due 6/1/18                 1,744,025
     2,555,000       Ba2*   Celestica International Inc., zero coupon bond to yield
                               11.378% due 8/1/20                                                1,277,500
     2,765,000       Ba3*   LSI Logic Corp., Notes, 4.000% due 2/15/05                           2,561,081
     1,950,000       B      Nortel Networks Corp., Notes, 6.875% due 9/1/23                      1,530,750
       895,000       B      Northern Telecom Capital Corp., Guaranteed Notes,
                               7.875% due 6/15/26                                                  702,575
     1,965,000       B+     Per-Se Technologies Inc., Guaranteed Sr. Notes, Series B,
                               9.500% due 2/15/05                                                1,974,825
     4,405,000       B      Sanmina Co., zero coupon bond to yield
                               10.665% due 9/12/20                                               1,993,263
     2,060,000       BBB-   Thomas & Betts Corp., Medium-Term Notes,
                               6.625% due 5/7/08                                                 2,034,250
     2,425,000       NR     TriQuint Semiconductor, Inc., Sub. Notes,
                               4.000% due 3/1/07                                                 2,003,656
     2,185,000       B3*    Vitesse Semiconductor Corp., 4.000% due 3/15/05                      1,920,069
     4,571,667       NR     Xerox Corp., Term Loan, 6.340% due 4/30/05                           4,411,658
----------------------------------------------------------------------------------------------------------
                                                                                                23,532,227
----------------------------------------------------------------------------------------------------------
Energy -- 7.1%
                            Avon Energy Partners Holding:
     2,375,000       B         Notes, 6.460% due 3/4/08 (d)                                      1,911,875
     1,975,000       B         Sr. Notes, 7.050% due 12/11/07 (d)                                1,599,750
     1,540,000       BB     Compagnie Generale De Geophysique, Sr. Notes,
                               10.625% due 11/15/07                                              1,447,600
       520,000       B      Denbury Management Inc., Guaranteed Sr. Sub. Notes,
                               9.000% due 3/1/08                                                   547,300
     1,400,000       BB-    El Paso Energy Partners L.P., Guaranteed Sr. Sub. Notes,
                               Series B, 8.500% due 6/1/11                                       1,435,000
     1,250,000       B      Houston Exploration Co., Sr. Sub. Notes, Series B,
                               8.625% due 1/1/08                                                 1,309,375
     2,075,000       BB-    Leviathan Gas Pipeline Partners, L.P., Guaranteed
                               Sr. Sub. Notes, Series B, 10.375% due 6/1/09                      2,178,750
     1,725,000       B+     Magnum Hunter Resource, Inc., Guaranteed Sr. Notes,
                               9.600% due 3/15/12                                                1,858,688
     1,400,000       B      Nuevo Energy Co., Sr. Sub. Notes, Series B,
                               9.500% due 6/1/08                                                 1,449,000
       865,000       BB+    Ocean Energy Inc., Guaranteed Sr. Sub. Notes,
                               Series B, 8.375% due 7/1/08                                         914,738

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Energy -- 7.1% (continued)
       410,000       B-     Parker Drilling Co., 5.500% due 8/1/04                            $    390,525
       875,000       B      Plains Exploration & Product Co., Guaranteed
                               Sr. Sub. Notes, Series B, 8.750% due 7/1/12                         914,375
                            Pogo Producing Co., Series B, Sr. Sub. Notes:
       345,000       BB        10.375% due 2/15/09                                                 374,325
       520,000       BB        8.250% due 4/15/11                                                  561,600
     1,890,000       BB     Pride International Inc., Sr. Notes, 10.000% due 6/1/09              2,069,550
       750,000       B-     Range Resources Corp., Guaranteed Sr. Sub. Notes,
                               8.750% due 1/15/07                                                  763,125
       865,000       BB-    Sesi, LLC, Guaranteed Sr. Notes, 8.875% due 5/15/11                    921,225
     1,985,000       B+     Stone Energy Corp., 8.750% due 9/15/07                               2,074,325
       700,000       B      Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12                    715,750
     1,425,000       B      Tesoro Petroleum Corp., Sr. Sub. Notes,
                               9.625% due 4/1/12                                                 1,225,500
       525,000       B      Trico Marine Services, Guaranteed Sr. Notes,
                               8.875% due 5/15/12                                                  490,875
                            Vintage Petroleum Inc.:
     1,210,000       BB-       Sr. Notes, 8.250% due 5/1/12                                      1,291,675
                               Sr. Sub. Notes:
       395,000       B            9.750% due 6/30/09                                               420,675
     1,600,000       B            7.875% due 5/15/11                                             1,624,000
       875,000       B+     Westport Resources Corp., Guaranteed
                               Sr. Sub. Notes, 8.250% due 11/1/11                                  938,438
                            The Williams Co., Inc.:
       700,000       B         Bonds, 8.750% due 3/15/32 (d)                                       591,500
                               Notes:
     1,825,000       B            7.625% due 7/15/19                                             1,450,875
     2,350,000       B            7.875% due 9/1/21                                              1,880,000
----------------------------------------------------------------------------------------------------------
                                                                                                33,350,414
----------------------------------------------------------------------------------------------------------
Finance - Other -- 3.8%
     2,600,000       Ba3*   Felcor Lodging L.P., Guaranteed Sr. Notes,
                               9.500% due 9/15/08                                                2,392,000
    11,862,000       NR     Finova Group Inc., Notes, 7.500% due 11/15/09                        4,240,665
     1,680,000       Ba1*   Markel Capital Trust I, Guaranteed Capital Securities,
                               Series B, 8.710% due 1/1/46                                       1,426,777
     2,550,000       B      Meristar Hospitality Operating Partnership, L.P.,
                               Guaranteed Sr. Notes, 10.500% due 6/15/09                         2,295,000
     5,500,000       B3*    Ocwen Capital Trust I Corp., Guaranteed Capital
                               Securities, 10.875% due 8/1/27                                    4,427,500
     1,354,000       B1*    Ocwen Financial Corp., Notes, 11.875% due 10/1/03                    1,374,310
     1,050,000       B      Penhall International Corp., 12.000% due 8/1/06                        649,688
     1,050,000       BB+    PXRE Capital Trust I Corp., Guaranteed Capital Trust
                               Pass-Through Securities, 8.850% due 2/1/27                          837,363
----------------------------------------------------------------------------------------------------------
                                                                                                17,643,303
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Food Process/Beverages/Bottling -- 2.1%
                            Aurora Foods Inc., Sr. Sub. Notes, Series B:
     4,120,000       CCC       9.875% due 2/15/07                                             $  1,895,200
     1,845,000       CC        8.750% due 7/1/08                                                   830,250
       875,000       B+     Cott Beverages Inc., Guaranteed Sr. Sub. Notes,
                               8.000% due 12/15/11                                                 931,875
       995,000       BB-    Dean Foods Co., Sr. Notes, 6.900% due 10/15/17                         922,820
     1,125,000       B      Del Monte Corp., Sr. Sub. Notes,
                               8.625% due 12/15/12 (d)                                           1,198,125
     1,635,000       B-     Michael Foods, Sr. Sub. Notes, Series B,
                               11.750% due 4/1/11                                                1,839,375
       705,000       CCC    Mrs. Fields' Original Cookies, Inc., Guaranteed Sr. Notes,
                               Series B, 10.125% due 12/1/04                                       391,275
       620,000       B-     Packaged Ice Inc., Guaranteed Sr. Notes, Series B,
                               9.750% due 2/1/05                                                   570,400
       175,000       B-     Premier International Foods, Sr. Notes,
                               12.000% due 9/1/09                                                  191,625
     1,000,000       BBB    Tyson Foods Inc., Notes, 7.000% due 1/15/28                            956,353
----------------------------------------------------------------------------------------------------------
                                                                                                 9,727,298
----------------------------------------------------------------------------------------------------------
Gaming -- 4.3%
     1,360,000       B      Alliance Gaming Corp., Guaranteed Sr. Sub. Notes,
                               Series B, 10.000% due 8/1/07                                      1,431,400
     2,170,000       B      Ameristar Casinos Inc., Guaranteed Sr. Sub. Notes,
                               10.750% due 2/15/09                                               2,365,300
       625,000       B+     Horseshoe Gaming Holding Corp., Guaranteed Sr. Sub.
                               Notes, Series B, 8.625% due 5/15/09                                 662,500
                            Mandalay Resort Group:
       700,000       BB-       Sr. Sub. Debentures, 7.625% due 7/15/13                             682,500
     1,725,000       BB-       Sr. Sub. Notes, Series B, 10.250% due 8/1/07                      1,873,781
                            MGM MIRAGE, Guaranteed Sr. Sub. Notes:
       875,000       BB+       9.750% due 6/1/07                                                   966,875
     2,050,000       BB+       8.375% due 2/1/11                                                 2,203,750
                            Park Place Entertainment Corp., Sr. Sub. Notes:
     1,300,000       BB+       9.375% due 2/15/07                                                1,394,250
     1,325,000       BB+       8.875% due 9/15/08                                                1,411,125
     2,545,000       BB+       8.125% due 5/15/11                                                2,640,438
     1,780,000       B+     Station Casinos, Inc., Sr. Sub. Notes,
                               8.875% due 12/1/08                                                1,873,450
     2,615,000       B-     Venetian Casino Resort LLC, 11.000% due 6/15/10                      2,749,019
----------------------------------------------------------------------------------------------------------
                                                                                                20,254,388
----------------------------------------------------------------------------------------------------------
Healthcare -- 2.7%
     1,000,000       B-     AmeriPath, Inc., Sr. Sub. Notes, 10.500% due 4/1/13 (d)              1,035,000
       775,000       B2*    Extendicare Health Services Inc., Guaranteed Sr. Notes,
                               9.500% due 7/1/10                                                   771,125
     1,755,000       B-     Hanger Orthopedic Group, Guaranteed Sr. Sub. Notes,
                               11.250% due 6/15/09                                               1,869,075

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Healthcare -- 2.7% (continued)
     1,750,000       B-     InSight Health Services Corp., Guaranteed Sr. Sub.
                               Notes, Series B, 9.875% due 11/1/11                            $  1,688,750
     1,200,000       BBB-   Tenet Healthcare Corp., Sr. Notes, 5.375% due 11/15/06               1,188,000
     2,520,000       B      Total Renal Care Holdings, 7.000% due 5/15/09                        2,560,950
     1,730,000       B-     Universal Hospital Services, Sr. Notes,
                               10.250% due 3/1/08                                                1,695,400
     2,175,000       B3*    Vanguard Health Systems, Guaranteed Sr. Sub. Notes,
                               9.750% due 8/1/11                                                 2,077,125
----------------------------------------------------------------------------------------------------------
                                                                                                12,885,425
----------------------------------------------------------------------------------------------------------
Home Builders -- 2.6%
       875,000       BB     Beazer Homes USA, Inc., Guaranteed Sr. Notes,
                               8.625% due 5/15/11                                                  918,750
                            D.R. Horton Inc.:
     1,140,000       Ba1*      Guaranteed Sr. Notes, 8.000% due 2/1/09                           1,199,850
       910,000       Ba2*      Sr. Sub Notes, 9.375% due 3/15/11                                   960,050
     1,350,000       BB-    KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11                          1,461,375
     1,490,000       BBB-   Lennar Corp., Guaranteed Sr. Notes, Series B,
                               9.950% due 5/1/10                                                 1,733,534
     1,015,000       Ba3*   Meritage Corp., 9.750% due 6/1/11                                    1,075,900
       650,000       BB+    The Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10                   731,250
     1,715,000       Ba2*   Schuler Homes, Guaranteed Sr. Sub. Notes,
                               10.500% due 7/15/11                                               1,877,925
                            Standard Pacific Corp.:
     1,140,000       BB        Sr. Notes, 8.500% due 4/1/09                                      1,178,475
       875,000       Ba3*      Sr. Sub. Notes, 9.250% due 4/15/12                                  894,688
----------------------------------------------------------------------------------------------------------
                                                                                                12,031,797
----------------------------------------------------------------------------------------------------------
Industrial - Other -- 1.2%
                            American Greetings Corp.:
     1,220,000       BBB-      Notes, 6.100% due 8/1/28                                          1,177,300
       790,000       BB+       Sr. Sub. Notes, 11.750% due 7/15/08                                 900,600
     1,235,000       NR     Aqua Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08                     963,300
     1,975,000       B      Flowserve Corp., Guaranteed Sr. Sub. Notes,
                               12.250% due 8/15/10                                               2,202,125
       885,000       CCC+   Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                 323,025
----------------------------------------------------------------------------------------------------------
                                                                                                 5,566,350
----------------------------------------------------------------------------------------------------------
Leisure -- 1.9%
                            AMC Entertainment Inc., Sr. Sub. Notes:
     2,670,000       CCC+      9.500% due 3/15/09                                                2,676,675
     1,175,000       CCC+      9.500% due 2/1/11                                                 1,175,000
       660,000       CCC    Imax Corp., Sr. Notes, 7.875% due 12/1/05                              570,900
     4,685,000       B      Premier Parks Inc., Sr. Discount Notes, step bond to yield
                               11.119% due 4/1/08                                                4,585,444
----------------------------------------------------------------------------------------------------------
                                                                                                 9,008,019
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Lodging -- 2.1%
     1,550,000       B2*    Courtyard By Marriott II, Sr. Notes, Series B,
                               10.750% due 2/1/08                                             $  1,503,500
                            Hilton Hotels:
       650,000       BBB-      Notes, 7.625% due 12/1/12                                           652,948
     1,475,000       BBB-      Sr. Notes, 7.950% due 4/15/07                                     1,520,824
     1,850,000       Ba3*   HMH Properties, Inc., Guaranteed Sr. Secured Notes,
                               Series A, 7.875% due 8/1/05                                       1,822,250
     2,920,000       Ba3*   Host Marriott L.P., Guaranteed Sr. Notes, Series I,
                               9.500% due 1/15/07                                                2,923,650
     1,250,000       BBB-   Starwood Hotels Resorts, Notes, 7.875% due 5/1/12 (d)                1,251,563
----------------------------------------------------------------------------------------------------------
                                                                                                 9,674,735
----------------------------------------------------------------------------------------------------------
Machinery -- 0.9%
                            Case Corp., Notes:
       700,000       BB        7.250% due 8/1/05                                                   665,000
       350,000       BB        7.250% due 1/15/16                                                  280,000
       435,000       BB     Case Credit Corp., Notes, 6.750% due 10/21/07                          380,625
     1,420,000       CCC+   Columbus McKinnon Corp., Guaranteed Sr. Sub. Notes,
                               8.500% due 4/1/08                                                   986,900
       690,000       B+     NMHG Holding Co., Guaranteed Sr. Notes,
                               10.000% due 5/15/09                                                 738,300
     1,150,000       B      Terex Corp., Guaranteed Sr. Sub. Notes, Series B,
                               10.375% due 4/1/11                                                1,196,000
----------------------------------------------------------------------------------------------------------
                                                                                                 4,246,825
----------------------------------------------------------------------------------------------------------
Metals/Mining/Steel -- 0.8%
     1,315,000       BB     Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11                     1,476,087
     1,710,000       BBB-   Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11                     1,871,711
       535,000       BB-    Wolverine Tube Inc., Guaranteed Sr. Notes,
                               10.500% due 4/1/09                                                  569,775
----------------------------------------------------------------------------------------------------------
                                                                                                 3,917,573
----------------------------------------------------------------------------------------------------------
Paper and Forest Products -- 3.3%
                            Buckeye Technologies Inc., Sr. Sub. Notes:
       875,000       B+        9.250% due 9/15/08                                                  826,875
     2,930,000       B+        8.000% due 10/15/10                                               2,578,400
     1,875,000       B      MDP Acquisitions PLC, Sr. Notes,
                               9.625% due 10/1/12 (d)                                            1,985,156
     1,250,000       B+     Millar Western Forest, Sr. Notes, 9.875% due 5/15/08                 1,284,375
     3,500,000       B3*    Riverwood International Corp., 10.625% due 8/1/07                    3,675,000
     4,635,000       B      Stone Container Finance Corp., Guaranteed Sr. Sub.
                               Notes, 11.500% due 8/15/06 (d)                                    4,994,213
----------------------------------------------------------------------------------------------------------
                                                                                                15,344,019
----------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 0.1%
       500,000       B-     aaiPharma Inc., Guaranteed Sr. Sub. Notes,
                               11.000% due 4/1/10                                                  512,500
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Publishing -- 1.7%
     1,050,000       B      Dex Media East LLC, Sr. Sub. Notes,
                               12.125% due 11/15/12 (d)                                       $  1,228,500
       875,000       B+     Garden State Newspapers, Inc., Sr. Sub. Notes,
                               Series B, 8.750% due 10/1/09                                        901,250
     3,615,079       B-     Hollinger International Publishing, Inc.,
                               Sr. Notes, 12.125% due 11/15/10 (d)                               3,642,192
       875,000       B      PEI Holdings, Inc., Guaranteed Sr. Notes,
                               11.000% due 3/15/10                                                 920,937
       500,000       B+     R.H. Donnelley Corp. I, Sr. Sub. Notes,
                               10.875% due 12/15/12 (d)                                            573,750
       925,000       B      Yell Finance BV, Sr. Discount Notes, 13.500% due 8/1/11                716,875
----------------------------------------------------------------------------------------------------------
                                                                                                 7,983,504
----------------------------------------------------------------------------------------------------------
Restaurants -- 1.0%
       885,000       CCC+   Advantica Restaurant Group, Sr. Notes,
                               11.250% due 1/15/08                                                 699,150
       525,000       B-     American Restaurant Group Inc., Guaranteed Sr. Secured
                               Notes, Series D, 11.500% due 11/1/06                                364,875
       705,000       CCC+   CKE Restaurants Inc., 9.125% due 5/1/09                                627,450
       445,000       B-     Friendly Ice Cream Corp., Guaranteed Sr. Notes,
                               10.500% due 12/1/07                                                 449,450
       525,000       B+     Perkins Family Restaurants, L.P., Sr. Notes, Series B,
                               10.125% due 12/15/07                                                467,250
     2,400,000       B+     Sbarro Inc., Guaranteed Sr. Notes, 11.000% due 9/15/09               2,208,000
----------------------------------------------------------------------------------------------------------
                                                                                                 4,816,175
----------------------------------------------------------------------------------------------------------
Retail - Food and Drug -- 1.6%
     1,800,000       BB+    Ahold Finance USA, Inc., Notes, 8.250% due 7/15/10                   1,530,000
       165,000       Caa3*  Fleming Cos. Inc., 10.125% due 4/1/08 (b)                               34,650
     1,365,000       B+     Great Atlantic & Pacific Tea Co., Notes,
                               7.750% due 4/15/07                                                1,107,356
                            Rite Aid Corp.:
       375,000       B-        Guaranteed Sr. Notes, 11.250% due 7/1/08                            373,125
     1,845,000       B-        Notes, 7.125% due 1/15/07                                         1,635,131
     2,780,000       B-        Sr. Notes, 7.625% due 4/15/05                                     2,668,800
----------------------------------------------------------------------------------------------------------
                                                                                                 7,349,062
----------------------------------------------------------------------------------------------------------
Retail Stores -- 4.1%
     1,620,000       B      Advance Stores Co. Inc., Guaranteed Sr. Sub. Notes,
                               Series B, 10.250% due 4/15/08                                     1,711,125
       350,000       B+     Central Garden & Pet Co., Sr. Sub. Notes,
                               9.125% due 2/1/13 (d)                                               367,500
       500,000       B      Cole National Group, Inc., Sr. Sub. Notes,
                               8.625% due 8/15/07                                                  457,500
     1,250,000       CCC+   Eye Care Centers of America, Inc., 9.125% due 5/1/08                 1,081,250

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Retail Stores -- 4.1% (continued)
                            Gap Inc., Notes:
     2,025,000       BB+       5.625% due 5/1/03                                              $  2,027,531
       525,000       BB+       8.150% due 12/15/05                                                 582,094
       250,000       BB+       6.900% due 9/15/07                                                  259,375
     1,800,000       BB+       8.800% due 12/15/08                                               2,079,000
     1,745,000       CCC    J. Crew Operating Corp., Sr. Sub. Notes,
                               10.375% due 10/15/07                                              1,496,337
                            J.C. Penney Co., Notes:
     2,325,000       BBB-      8.000% due 3/1/10                                                 2,418,000
     2,177,000       BBB-      9.000% due 8/1/12                                                 2,329,390
     1,400,000       B-     Jo-Ann Stores Inc., Guaranteed Sr. Sub. Notes,
                               10.375% due 5/1/07                                                1,484,000
       880,000       BB-    The Pep Boys-- Manny, Moe & Jack,
                               Medium-Term Notes, 6.710% due 11/3/04                               866,800
     1,944,000       BB     Saks Inc., Guaranteed Notes, 9.875% due 10/1/11                      2,048,490
----------------------------------------------------------------------------------------------------------
                                                                                                19,208,392
----------------------------------------------------------------------------------------------------------
Services - Other -- 5.5%
                            Allied Waste Corp., Series B, Guaranteed:
     1,400,000       BB-       Sr. Notes, 7.875% due 1/1/09                                      1,433,250
                               Sr. Sub. Notes:
     2,580,000       BB-          8.500% due 12/1/08                                             2,725,125
     3,680,000       B+           10.000% due 8/1/09                                             3,836,400
     2,845,000       BBB-   Avis Group Holdings Inc., Guaranteed Sr. Sub. Notes,
                               11.000% due 5/1/09                                                3,189,956
     1,600,000       B-     Brand Services Inc., Guaranteed Sr. Sub. Notes,
                               12.000% due 10/15/12 (d)                                          1,754,000
       550,000       B      Iron Mountain Inc., Guaranteed Sr. Sub. Notes,
                               8.625% due 4/1/13                                                   596,750
     1,460,000       BB-    Mail-Well I Corp., Guaranteed Sr. Notes,
                               9.625% due 3/15/12                                                1,427,150
     4,770,000       Ca*    Outsourcing Solutions Inc., Sr. Sub. Notes, Series B,
                               11.000% due 11/1/06 (b)                                              71,550
       580,000       B-     Petro Stopping Centers L.P., Sr. Notes,
                               10.500% due 2/1/07                                                  556,800
                            Service Corp. International:
     1,225,000       BB-       Debentures, 7.875% due 2/1/13                                     1,197,438
                               Notes:
     1,365,000       BB-          6.875% due 10/1/07                                             1,327,463
     1,715,000       BB-          6.500% due 3/15/08                                             1,650,688
     1,900,000       Ba3*   Spherion Corp., 4.500% due 6/1/05                                    1,695,750
     1,880,000       B+     Stewart Enterprises, Inc., Guaranteed Sr. Sub. Notes,
                               10.750% due 7/1/08                                                2,070,350

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Services - Other -- 5.5% (continued)
       550,000       B      Von Hoffman Corp., Guaranteed Sr. Notes,
                               10.250% due 3/15/09                                            $    550,000
     1,705,000       B      Williams Scotsman Inc., Guaranteed Sr. Notes,
                               9.875% due 6/1/07                                                 1,666,637
----------------------------------------------------------------------------------------------------------
                                                                                                25,749,307
----------------------------------------------------------------------------------------------------------
Telecommunications -- 10.8%
     2,170,000       Caa2*  Airgate PCS Inc., Sr. Sub. Notes, step bond to yield
                               15.628% due 10/1/09                                                 379,750
     1,505,000       CCC-   Alamosa PCS Holdings, Inc., step bond to yield
                               12.701% due 2/15/10                                                 474,075
                            AT&T Corp., Sr. Notes:
     2,250,000       BBB+      7.300% due 11/15/11                                               2,426,119
     3,400,000       BBB+      8.000% due 11/15/31                                               3,667,175
                            AT&T Wireless Services Inc.:
     3,825,000       BBB       Notes, 8.125% due 5/1/12                                          4,337,703
                               Sr. Notes:
     4,425,000       BBB          7.875% due 3/1/11                                              4,958,031
       100,000       BBB          8.750% due 3/1/31                                                115,068
     1,005,000       B+     Avaya Inc., Secured Notes, 11.125% due 4/1/09                        1,030,125
     2,955,000(EUR)  B-     Colt Telecom Group PLC, 2.000% due 4/3/07 (d)                        1,739,121
     1,640,000       B3*    Dobson Communications Corp./Sygnet Communications
                               Corp., Sr. Notes, 12.250% due 12/15/08                            1,566,200
     1,555,000       D      GT Group Telecom Inc., Sr. Discount Notes,
                               step bond to yield 15.233% due 2/1/10 (b)                               155
       890,000       C      Horizon PCS Inc., step bond to yield
                               14.482% due 10/1/10                                                  66,750
     3,305,000       NR     Metromedia Fiber Network, Sr. Notes,
                               14.000% due 3/15/07 (b)                                             908,875
                            Nextel Communications, Inc.:
     8,655,000       B         Sr. Discount Notes, step bond to yield
                                  10.438% due 2/15/08                                            9,066,112
     1,375,000       B         Sr. Notes, 9.375% due 11/15/09                                    1,450,625
     1,460,000       CCC+   Nextel Partners Inc., Sr. Notes, 12.500% due 11/15/09                1,503,800
                            Qwest Corp.:
     2,100,000       Ba3*      Debentures, 6.875% due 9/15/33                                    1,785,000
                               Notes:
     4,025,000       Ba3*         8.875% due 3/15/12 (d)                                         4,306,750
     1,583,000       CCC+         14.000% due 12/15/14 (d)                                       1,713,598
                            Sprint Capital Corp., Guaranteed Notes:
     3,250,000       BBB-      6.875% due 11/15/28                                               2,860,000
     5,550,000       BBB-      8.750% due 3/15/32                                                5,744,250
     1,420,000(GBP)  C      TeleWest Communications PLC, Sr. Notes,
                               5.250% due 2/19/07 (d)                                              426,582
----------------------------------------------------------------------------------------------------------
                                                                                                50,525,864
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Textile/Apparel/Shoes -- 2.1%
                            Levi Strauss Co.:
                               Notes:
     1,225,000       BB-          6.800% due 11/1/03                                          $  1,244,906
     1,255,000       BB-          7.000% due 11/1/06                                             1,088,713
                               Sr. Notes:
     1,975,000       BB-          11.625% due 1/15/08                                            1,876,250
     1,550,000       BB-          12.250% due 12/15/12 (d)                                       1,476,375
     1,060,000       BBB-   Tommy Hilfiger U.S.A. Inc., Guaranteed Notes,
                               6.500% due 6/1/03                                                 1,070,600
     1,360,000       B      Tropical Sportswear International Corp., Guaranteed
                               Sr. Sub. Notes, Series A, 11.000% due 6/15/08                     1,366,800
     1,755,000       CCC+   WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/08                  535,275
     1,195,000       B      William Carter Co., Guaranteed Sr. Sub. Notes,
                               Series B, 10.875% due 8/15/11                                     1,335,412
----------------------------------------------------------------------------------------------------------
                                                                                                 9,994,331
----------------------------------------------------------------------------------------------------------
Tower -- 2.1%
     3,925,000       CCC    American Tower Corp., Sr. Notes, 9.375% due 2/1/09                   3,552,125
       985,000       B3*    American Tower Escrow Corp., zero coupon
                               bond to yield 12.243% due 8/1/08                                    655,025
                            Crown Castle International Corp.:
     2,435,000       B3*       Sr. Discount Notes, step bond to yield
                                  12.873% due 5/15/11                                            1,984,525
     2,420,000       B3*       Sr. Notes, 10.750% due 8/1/11                                     2,371,600
                            SBA Communications Corp.:
       725,000       Caa2*     Sr. Discount Notes, 12.000% due 3/1/08                              561,875
     1,075,000       Caa2*     Sr. Notes, 10.250% due 2/1/09                                       774,000
----------------------------------------------------------------------------------------------------------
                                                                                                 9,899,150
----------------------------------------------------------------------------------------------------------
Transportation - Other -- 0.4%
     1,000,000       B+     General Maritime Corp., Sr. Notes,
                               10.000% due 3/15/13 (d)                                           1,025,000
       960,000       Baa2*  Windsor Petroleum Transport, Notes,
                               7.840% due 1/15/21 (d)                                              815,276
----------------------------------------------------------------------------------------------------------
                                                                                                 1,840,276
----------------------------------------------------------------------------------------------------------
Utilities -- 3.6%
                            AES Corp.:
     3,455,000       B-        Sr. Notes, 9.500% due 6/1/09                                      2,979,937
     1,050,000       B-        Sr. Sub. Notes, 10.250% due 7/15/06                                 813,750
       525,000       BB+    Avista Corp., Sr. Notes, 9.750% due 6/1/08                             569,625
                            Calpine Corp.:
     3,920,000       B+        Guaranteed Sr. Notes, 8.500% due 5/1/08                           2,273,600
                               Sr. Notes:
       870,000       B+           8.750% due 7/15/07                                               508,950
     6,590,000       B+           8.625% due 8/15/10                                             3,690,400

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
20                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT+        RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
Utilities -- 3.6% (continued)
                            CMS Energy Corp., Sr. Notes:
     1,120,000       B+        7.625% due 11/15/04                                            $  1,041,600
       580,000       B+        9.875% due 10/15/07                                                 539,400
     1,750,000       BB-    Edison Mission Energy, Sr. Notes,
                               10.000% due 8/15/08                                               1,356,250
     3,150,000       B3*    Orion Power Holdings Inc., Sr. Notes,
                               12.000% due 5/1/10                                                2,882,250
----------------------------------------------------------------------------------------------------------
                                                                                                16,655,762
----------------------------------------------------------------------------------------------------------
                            TOTAL CORPORATE BONDS AND NOTES
                            (Cost -- $491,386,943)                                             464,271,250
==========================================================================================================
   SHARES                                       SECURITY                                          VALUE
==========================================================================================================
COMMON STOCK (e) -- 0.0%
Foods: Major Diversified -- 0.0%
        73,499              Aurora Foods Inc.                                                       27,930
----------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
         3,736              McLeodUSA Inc., Class A Shares                                           2,055
        20,125              Pagemart Nationwide Inc.                                                   201
----------------------------------------------------------------------------------------------------------
                                                                                                     2,256
----------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
        25,063              Crown Castle International Corp.                                       137,844
----------------------------------------------------------------------------------------------------------
                            TOTAL COMMON STOCK
                            (Cost -- $391,149)                                                     168,030
==========================================================================================================
PREFERRED STOCK -- 0.3%
Aerospace and Defense -- 0.0%
         1,700              Northrop Grumman Corp., 7.250%                                         168,725
----------------------------------------------------------------------------------------------------------
Cable and Media -- 0.1%
         4,850              CSC Holdings Inc., 11.125%                                             497,125
----------------------------------------------------------------------------------------------------------
Electronic Components -- 0.0%
           266              Viasystems Group Inc.                                                        3
         4,453              Viasystems Inc., Payment-in-Kind, Series B                                  45
----------------------------------------------------------------------------------------------------------
                                                                                                        48
----------------------------------------------------------------------------------------------------------
Major Telecommunications -- 0.0%
         1,400              Broadwing Communications, Inc.                                         129,500
----------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
         5,800              Global Crossing Holding Ltd., 6.750% (c)                                    58
----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   SHARES                                       SECURITY                                          VALUE
==========================================================================================================
Wireless Telecommunications -- 0.2%
        19,800              Crown Castle International Corp., 6.250%                          $    542,025
         1,228              Dobson Communications Corp., Payment-in-Kind,
                               Exchangeable 13.000%                                                 97,293
         4,300              Motorola Inc., 7.000%                                                  127,108
----------------------------------------------------------------------------------------------------------
                                                                                                   766,426
----------------------------------------------------------------------------------------------------------
                            TOTAL PREFERRED STOCK
                            (Cost -- $3,372,408)                                                 1,561,882
==========================================================================================================
  WARRANTS                                      SECURITY                                          VALUE
==========================================================================================================
WARRANTS (e) -- 0.0%

Broadcasting -- 0.0%
        14,825              UIH Australia Pacific, Inc., Expire 5/15/06                                148
----------------------------------------------------------------------------------------------------------
Commercial Printing/Forms -- 0.0%
         1,765              Merrill Corp., Expire 5/1/09                                               176
----------------------------------------------------------------------------------------------------------
Containers -- 0.0%
           245              Pliant Corp., Expire 6/1/10                                                276
----------------------------------------------------------------------------------------------------------
Internet Software/Services -- 0.0%
         1,705              Cybernet Internet Services International, Inc., Expire 7/1/09                2
         6,135              WAM!NET Inc., Expire 3/1/05                                                 61
----------------------------------------------------------------------------------------------------------
                                                                                                        63
----------------------------------------------------------------------------------------------------------
Specialty Telecommunications -- 0.0%
         1,555              GT Group Telecom Inc., Expire 2/1/10                                     1,166
        43,470              Pagemart, Inc., Expire 12/31/03                                            435
         6,975              RSL Communications, Ltd., Expire 11/15/06                                  981
----------------------------------------------------------------------------------------------------------
                                                                                                     2,582
----------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
         1,155              Horizon PCS Inc., Expire 10/1/10                                            58
         6,725              Iridium World Communications Ltd., Expire 7/15/05                           67
         1,185              IWO Holdings Inc., Expire 1/15/11                                           12
----------------------------------------------------------------------------------------------------------
                                                                                                       137
----------------------------------------------------------------------------------------------------------
                            TOTAL WARRANTS
                            (Cost -- $1,383,827)                                                     3,382
==========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                   March 31, 2003
--------------------------------------------------------------------------------

   FACE
   AMOUNT         RATING(a)                     SECURITY                                          VALUE
==========================================================================================================
REPURCHASE AGREEMENT -- 0.6%
$    2,851,000              Merrill Lynch & Co., Inc., 1.270% due 4/1/03;
                               Proceeds at maturity -- $2,851,101;
                               (Fully collateralized by various U.S. government
                               agency obligations, 0.000% to 4.000% due
                               6/19/03 to 5/15/18; Market value -- $2,914,620)
                               (Cost -- $2,851,000)                                           $  2,851,000
==========================================================================================================
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $499,385,327**)                                          $468,855,544
==========================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b)   Security is currently in default.
(c)   The company filed for bankruptcy.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:
      ---------------------------------------------
      EUR -- Euro
      GBP -- British Pound

      See page 24 for definitions of ratings.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:
Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA     -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
BB, B,  -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance,
CCC, CC    as predominantly speculative with respect to capacity to pay interest and C and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.
D       -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "A" to "Caa", where 1 is the highest and 3 the lowest rating within its generic category.

A       -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba      -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B       -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
Caa     -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.
Ca      -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C       -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR      -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
24                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                   March 31, 2003
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $499,385,327)                        $ 468,855,544
   Cash                                                                          638
   Interest and dividends receivable                                      11,224,727
   Receivable for securities sold                                            576,076
-------------------------------------------------------------------------------------
   Total Assets                                                          480,656,985
-------------------------------------------------------------------------------------
LIABILITIES:
   Management fee payable                                                    464,057
   Accrued expenses                                                           96,093
-------------------------------------------------------------------------------------
   Total Liabilities                                                         560,150
-------------------------------------------------------------------------------------
Total Net Assets                                                       $ 480,096,835
=====================================================================================
NET ASSETS:
   Par value of capital shares                                         $      73,165
   Capital paid in excess of par value                                   896,643,927
   Overdistributed net investment income                                  (3,763,999)
   Accumulated net realized loss from security transactions             (382,332,061)
   Net unrealized depreciation of investments and foreign currencies     (30,524,197)
-------------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $6.56 per share on 73,165,182 shares of
   $0.001 par value outstanding; 500,000,000 shares authorized)        $ 480,096,835
=====================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2003

INVESTMENT INCOME:
   Interest                                                        $ 26,350,170
   Dividends                                                             76,485
--------------------------------------------------------------------------------
   Total Investment Income                                           26,426,655
--------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                            2,616,487
   Shareholder servicing fees                                            59,206
   Shareholder communications                                            50,559
   Audit and legal                                                       32,788
   Custody                                                               30,803
   Listing fees                                                          30,017
   Directors' fees                                                        3,021
   Other                                                                  9,978
--------------------------------------------------------------------------------
   Total Expenses                                                     2,832,859
--------------------------------------------------------------------------------
Net Investment Income                                                23,593,796
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain (Loss) From:
      Security transactions (excluding short-term securities)        (4,965,465)
      Foreign currency transactions                                      21,030
--------------------------------------------------------------------------------
   Net Realized Loss                                                 (4,944,435)
--------------------------------------------------------------------------------
   Change in Unrealized Depreciation From:
      Security transactions                                          39,497,024
      Foreign currency transactions                                       2,656
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                           39,499,680
--------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                       34,555,245
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 58,149,041
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
26                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended March 31, 2003 (unaudited) and the Year Ended September 30, 2002

                                                             2003             2002
=======================================================================================
OPERATIONS:
   Net investment income                                $  23,593,796    $  49,815,686
   Net realized loss                                       (4,944,435)     (81,293,110)
   Decrease in net unrealized depreciation                 39,499,680        9,289,837
---------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations       58,149,041      (22,187,587)
---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                  (24,852,530)     (47,759,275)
   Capital                                                         --       (5,887,863)
---------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                        (24,852,530)     (53,647,138)
---------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
   Net asset value of shares issued
     for reinvestment of dividends                          5,189,541       10,499,298
---------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions                                5,189,541       10,499,298
---------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                          38,486,052      (65,335,427)

NET ASSETS:
   Beginning of period                                    441,610,783      506,946,210
---------------------------------------------------------------------------------------
   End of period*                                       $ 480,096,835    $ 441,610,783
=======================================================================================
*  Includes overdistributed net investment income of:   $  (3,763,999)   $  (2,903,381)
=======================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At September 30, 2002, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
28                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

In addition, the Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the six months ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $125,228,635
--------------------------------------------------------------------------------
Sales                                                                110,094,422
================================================================================

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 32,768,776
Gross unrealized depreciation                                       (63,298,559)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(30,529,783)
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates.

At March 31, 2003, the Fund did not have any open forward foreign currency contracts.

6. Capital Loss Carryforward

At September 30, 2002, the Fund had, for Federal income tax purposes, approximately $315,690,000 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                      2003           2004           2007           2008          2009            2010
=========================================================================================================
Carryforward
  amounts          $16,016,000    $38,118,000    $11,075,000    $39,806,000   $69,257,000    $141,418,000
=========================================================================================================


--------------------------------------------------------------------------------
30                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Capital Shares

At March 31, 2003, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

Capital stock transactions were as follows:

                                            Six Months Ended                         Year Ended
                                             March 31, 2003                      September 30, 2002
                                        -------------------------           ----------------------------
                                         Shares          Amount              Shares             Amount
========================================================================================================
Shares issued on reinvestment           818,419        $5,189,541           1,460,183        $10,499,298
========================================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             31

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

                                  2003(1)       2002         2001       2000        1999        1998
=======================================================================================================
Net Asset Value,
  Beginning of Period           $  6.10       $  7.15     $  9.42     $ 10.45     $ 11.24     $ 12.43
-------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income(2)         0.33          0.66        0.94        1.06        1.03        1.08
  Net realized and
    unrealized gain (loss)(2)      0.47         (0.96)      (2.20)      (1.13)      (0.79)      (1.14)
-------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                  0.80         (0.30)      (1.26)      (0.07)       0.24       (0.06)
-------------------------------------------------------------------------------------------------------
Gain From Repurchase of
  Treasury Stock                     --            --          --        0.05          --          --
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.34)        (0.67)      (1.01)      (1.01)      (1.03)      (1.13)
  Capital                            --         (0.08)         --          --       (0.00)*        --
-------------------------------------------------------------------------------------------------------
Total Distributions               (0.34)        (0.75)      (1.01)      (1.01)      (1.03)      (1.13)
-------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $  6.56       $  6.10     $  7.15     $  9.42     $ 10.45     $ 11.24
-------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(3)                 22.26%++      (8.20)%     (7.85)%      9.75%      (9.36)%     (1.65)%
-------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(3)              13.51%++      (4.85)%    (14.25)%      0.98%       2.74%      (0.58)%
-------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)      $   480       $   442     $   507     $   652     $   755     $   810
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         1.25%+        1.23%       1.26%       1.22%       1.20%       1.18%
  Net investment income(2)        10.37+        10.04       11.22       10.21        9.28        8.81
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              25%           77%         83%         69%         83%         98%
-------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                 $  6.95       $  6.00     $ 7.290     $ 8.938     $ 9.125     $11.125
=======================================================================================================

(1)   For the six months ended March 31, 2003 (unaudited).
(2) Effective October 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended September 30, 2002, those amounts would have been $0.68, $0.98 and 10.13% for net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
32                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                        Income        Dividend
                           NYSE          Net Asset     Dividend     Reinvestment
                       Closing Price       Value         Paid           Price
================================================================================

2001
  October 24               $7.94           $8.99        $0.0840        $8.200
  November 20               7.88            8.61         0.0840         7.880
  December 26               8.06            8.99         0.0840         8.477
  December 29               8.19            8.50         0.0290         8.500
  January 23                9.31            9.04         0.0840         9.040
  February 20               9.51            9.07         0.0840         9.070
  March 27                  9.04            8.66         0.0840         8.660
  April 24                  8.85            8.38         0.0810         8.410
  May 22                    9.00            8.41         0.0810         8.550
  June 26                   8.17            7.87         0.0810         7.870
  July 24                   8.30            7.78         0.0780         7.890
  August 28                 8.08            7.78         0.0780         7.780
  September 25              7.13            7.23         0.0780         7.200
2002
  October 23                7.28            7.24         0.0700         7.240
  November 27               7.74            7.42         0.0700         7.420
  December 24               7.24            7.26         0.0700         7.260
  January 23                7.63            7.27         0.0650         7.270
  February 19               7.27            7.07         0.0650         7.070
  March 19                  7.50            7.13         0.0650         7.130
  April 23                  7.18            7.13         0.0570         7.130
  May 28                    7.12            7.02         0.0570         7.020
  June 25                   6.33            6.71         0.0570         6.240
  July 23                   5.55            6.31         0.0570         5.810
  August 27                 6.18            6.25         0.0570         6.210
  September 24              5.87            6.12         0.0570         6.060
2003
  October 22                5.69            5.86         0.0570         5.830
  November 25               6.36            6.26         0.0570         6.260
  December 23               6.17            6.28         0.0570         6.280
  January 28                6.70            6.40`        0.0570         6.400
  February 25               6.88            6.40         0.0570         6.540
  March 25                  6.91            6.51         0.0570         6.570
================================================================================


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             33

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Result of Annual Meeting to Shareholders

The Annual Meeting of Shareholders of High Income Opportunity Fund Inc. was held on February 24, 2003, for the purpose of considering and voting upon the election of three Directors, each for a three year term. The following table provides information concerning the matters voted upon at the Meeting:

1. Election of Directors*

Nominees                                Votes For               Votes Withheld
--------------------------------------------------------------------------------
R. Jay Gerken                          65,054,420                  1,120,504
Roderick C. Rasmussen                  64,977,844                  1,197,080
John P. Toolan                         64,998,882                  1,176,042
--------------------------------------------------------------------------------

* The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Lee Abraham, Allan J. Bloostein, Jane F. Dasher, Donald R. Foley, Richard E. Hanson, Jr. and Paul Hardin.


--------------------------------------------------------------------------------
34                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             35

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                              --------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
36                                       2003 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------

          HIGH INCOME
    ---------------------                       [GRAPHIC OMITTED]
    Opportunity Fund Inc.

--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
R. Jay Gerken, Chairman
Richard E. Hanson, Jr.
Dr. Paul Hardin
Roderick C. Rasmussen
John P. Toolan

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and
Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Beth A. Semmel, CFA
Vice President and
Investment Officer

Peter J. Wilby, CFA
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC
399 Park Avenue
New York, New York 10022

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

           [LOGO]

            HIO
           ------
           Listed
           ------
            NYSE
THE NEW YORK STOCK EXCHANGE

HIGH INCOME OPPORTUNITY FUND INC.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

FD0802 5/03
03-4846